UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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CARLOTZ, INC.

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April 30, 2021
Dear Fellow Stockholder:
Thank you for your investment in and support of CarLotz, Inc. (“CarLotz” or the “Company”). You are cordially invited to attend CarLotz’ 2021 annual meeting of stockholders, which will be hosted virtually. A virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company. You will be able to attend the 2021 annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LOTZ2021.
As a CarLotz stockholder, your vote is important. The matters to be acted upon are described in the notice of annual meeting of stockholders and the proxy statement. Even if you are planning to attend the virtual meeting, you are strongly encouraged to vote your shares in advance through one of the methods described in the proxy statement.
2020 was a transformative year for CarLotz as our dedicated and tenacious team navigated through one of the most volatile periods in recent history. Through a disruptive pandemic, shutdowns, limited operations and wholesale market volatility, our team forged ahead with great success. We continue to execute on our mission to provide the world’s greatest automotive retail experience. We are excited to have executed a merger with Acamar Partners Acquisition Corp. in January 2021 that resulted in our debut as a public company, and we have established the foundation required to continue to build and grow through 2021 and beyond.
Thank you again for your support of CarLotz, our Board of Directors, our teammates and our future.
Sincerely,
Michael W. Bor
Chairman of the Board and Chief Executive Officer
This proxy statement is dated April 30, 2021 and is first being distributed to stockholders on or about April 30, 2021.

611 Bainbridge Street, Suite 100
Richmond, Virginia 23224
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	9:00 a.m., Eastern Daylight Time, on June 3, 2021
Place:	Online at www.virtualshareholdermeeting.com/LOTZ2021
Admission:	To attend the 2021 annual meeting, visit www.virtualshareholdermeeting.com/LOTZ2021. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Items of Business:
Proposal No. 1: To elect each of the director nominees listed in this proxy statement to the Board of Directors.
Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.
To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:	You are entitled to vote at the 2021 annual meeting and at any adjournments or postponements thereof if you were a stockholder of record at the close of business on April 14, 2021. A list of stockholders entitled to vote at the 2021 annual meeting will be available for examination during ordinary business hours for 10 days prior to the meeting at the address listed above, and the list will also be available online during the meeting.

Voting by Proxy:	Whether or not you plan to virtually attend the 2021 annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail so that your shares can be voted at the 2021 annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

On Behalf of the Board of Directors,

April 30, 2021 Richmond, Virginia	Rebecca C. Polak Chief Commercial Officer, General Counsel and Secretary

Notice of Internet Availability of Proxy Materials for the Annual Meeting
The proxy statement for the 2021 annual meeting and the annual report to stockholders for the fiscal year ended December 31, 2020, each of which is being provided to stockholders prior to or concurrently with this notice, are also available to you electronically via the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report to stockholders on the Internet, visit the investor relations page of our website, investors.carlotz.com, and then the “Financials” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding CarLotz, Inc.’s (the “Company” or “CarLotz”) 2020 performance, please review the Company’s Current Report on Form 8-K/A filed on March 15, 2021.
CarLotz is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and is not required to provide its stockholders with (i) certain disclosures about its executive compensation arrangements; and (ii) the opportunity to vote on certain executive compensation matters on a non-binding advisory basis. The Company has elected to use these scaled disclosure requirements available to it as an emerging growth company and is not soliciting stockholder votes on its executive compensation.
Under the JOBS Act, CarLotz will remain an emerging growth company until the earliest of: (i) December 31, 2024; (ii) the end of the fiscal year during which the Company has annual gross revenues of $1.07 billion or more; (iii) the date on which the Company has, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the end of any fiscal year in which the market value of the Company’s common stock held by non-affiliates is at least $700 million as of June 30, which is the end of the second fiscal quarter of the Company’s fiscal year.
ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	9:00 a.m., Eastern Daylight Time, on June 3, 2021
Location:	Online at www.virtualshareholdermeeting.com/LOTZ2021
Record Date:	Stockholders of record as of the close of business on April 14, 2021 are entitled to vote. Each share of common stock (“common stock”) is entitled to one vote for each director nominee and for each of the other proposals to be voted on at the 2021 annual meeting of stockholders. On the record date, the Company had 113,670,060 shares of common stock issued and outstanding.
Nasdaq Symbol:	LOTZ
Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC
ITEMS TO BE VOTED ON AT ANNUAL MEETING OF STOCKHOLDERS
Proposal	Our Board’s Recommendation
1. Election of each of the three Class I director nominees.	FOR
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.	FOR

BOARD NOMINEES
Name	Age	Director Since	Independent	Primary Occupation	Committee Membership**
David R. Mitchell	54	2021	Yes	Managing Director of TRP Capital Partners, LP
Luis Ignacio Solorzano Aizpuru*	48	2018	Yes	Partner and Chief Executive Officer of Acamar Partners	CC NCGC
Kimberly H. Sheehy	57	2021	Yes	Independent Board Member of Switch, Inc. and former Chief Financial Officer of Resman LLC	AC (Chair) NCGC
CONTINUING BOARD DIRECTORS
Name	Age	Director Since	Independent	Primary Occupation	Committee Membership**
Linda B. Abraham	58	2021	Yes	Managing Director of Crimson Capital	CC (Chair)
Michael W. Bor	47	2021	No	Chief Executive Officer and Chairman of the Board of CarLotz, Inc.
Steven G. Carrel	46	2021	Yes	Managing Director of TRP Capital Partners, LP
Sarah M. Kauss	45	2021	Yes	Founder and Chairwoman of S’well	AC CC
James E. Skinner	67	2020	Yes	Former Chief Financial Officer and Chief Operating Officer of Neiman Marcus Group (retired)	NCGC (Chair) AC

*
Lead Independent Director

**
AC = Audit Committee
CC = Compensation Committee
NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to high standards of ethical and business conduct and strong corporate governance practices. This commitment is highlighted by the practices described below as well as the information contained on the investor relations page of our website, investors.carlotz.com, which can be accessed by clicking on the “Governance” tab.
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Director and Committee Independence: Seven of our eight director nominees and continuing directors are independent, and all committees of our Board of Directors (the “Board”) are comprised entirely of independent directors.

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Executive Sessions: Our independent directors meet in executive session at each regularly scheduled Board meeting.

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Lead Independent Director: We have a lead independent director who presides over the executive sessions of the independent directors and serves as the principal liaison between the independent directors and the Company’s CEO and Chairman of the Board.

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Gender Diversity: More than one-third of our Board and executive officers, collectively, are comprised of women.

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Annual Board and Committee Evaluations: The Board and its committees each evaluates its performance each year.

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Anti-Hedging and Pledging Policies: Our directors and executive officers are prohibited from hedging or pledging Company stock.

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Annual Management and CEO Evaluation and Succession Planning Review: Our Board conducts an annual evaluation and review of our CEO and each executive officer’s performance, development and succession plan.

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Board Risk Oversight: Our Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to our Board by the Audit Committee. The Audit Committee represents our Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, the Audit Committee reviews and discusses all significant areas of our business and summarizes for our Board all areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

EXECUTIVE COMPENSATION
Our compensation program is designed to align the interests of our executives with the long-term interests of our equity-owners and to enhance executive retention. For more information regarding our named executive officer compensation, see “Executive Compensation.”
WHAT WE DO

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Independent Compensation Committee:
All of the members of our Compensation Committee are independent under Nasdaq rules.

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Independent compensation consultant:
The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

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Incentivize long-term performance:
We grant equity awards that vest over four years to motivate long-term performance and to align the interests of our executive officers with those of our stockholders.

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“Double-trigger” equity vesting:
Accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

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Maximum payout caps:
The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and performance based equity awards.

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Moderate change in control benefits:
Change in control severance benefits are one times base salary and a pro-rated portion of the bonus the executive officer would have earned if he or she had remained employed through the end of the year.

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Compensation risk assessment:
We perform an assessment of any risks that could result from our compensation programs and practices.

WHAT WE DON’T DO
✘ Provide excessive perquisites: We provide a limited number of perquisites that are designed to support a competitive total compensation package.	✘ Allow hedging or pledging of the Company’s securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.
✘ Guarantee incentive compensation: Our annual incentive program and our equity awards are entirely performance-based and our executive officers are not guaranteed any minimum levels of payment.	✘ Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.
✘ Provide pension benefits or supplemental retirement plans: We do not maintain a defined benefit pension or supplemental retirement plans for our executive officers.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Our Second Amended and Restated Certificate of Incorporation provides for a classified board of directors divided into three classes. David R. Mitchell, Luis Ignacio Solorzano Aizpuru and Kimberly H. Sheehy constitute a class with a term that expires at the 2021 annual meeting (the “Class I Directors); Michael W. Bor, Steven G. Carrel and James E. Skinner constitute a class with a term that expires at our 2022 annual meeting (the “Class II Directors”); and Linda B. Abraham and Sarah M. Kauss constitute a class with a term that expires at our 2023 annual meeting (the “Class III Directors”).
Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has considered and nominated the following slate of nominees for a three-year term expiring in 2024: David R. Mitchell; Luis Ignacio Solorzano Aizpuru; and Kimberly H. Sheehy. Action will be taken at the 2021 annual meeting for the election of these three Class I nominees.
DIRECTOR INDEPENDENCE
Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Luis Ignacio Solorzano Aizpuru, James E. Skinner, David R. Mitchell, Steven G. Carrel, Linda B. Abraham, Sarah M. Kauss and Kimberly H. Sheehy is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other acts and circumstances that our Board deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director (and related entities) and the transactions involving them described in the section entitled “Related Person Transactions.”
BOARD NOMINATIONS AND DIRECTOR NOMINATION PROCESS
The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between the annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including third-party search firms, current Board members, management, stockholders and other persons, as it deems appropriate.
The Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate potential candidates. Consideration of candidates typically involves a series of internal discussions, review of candidate information and interviews with selected candidates. The Nominating and Corporate Governance Committee will consider the candidate against the criteria it has adopted, as further discussed below, in the context of the Board’s then-current composition and the needs of the Board and its committees, and will ultimately recommend qualified candidates for election to the Board. Though the Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, the Nominating and Corporate Governance Committee generally expects to evaluate any such candidates in the same manner by which it evaluates director candidates recommended by other sources.

As detailed in both the Nominating and Corporate Governance Committee Charter and the Corporate Governance Guidelines, director candidates are selected based on various criteria, including character, track record of accomplishment in leadership roles and diversity, as well as their professional and corporate expertise, skills and experience and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board.
All candidates are considered in light of the needs of the Board with due consideration given to the foregoing criteria. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings and the Company’s annual meetings of stockholders.
In addition, pursuant to the Stockholders Agreement entered into among the Company, TRP Capital Partners, LP (“TRP”), Acamar Partners Sponsor I LLC (“Acamar Sponsor”) and Michael W. Bor:
•
Michael W. Bor will be nominated to our Board so long as he is our chief executive officer or he, together with his affiliated family trusts, holds at least 10% of the outstanding shares of our common stock;

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TRP will have the right to nominate two directors to our Board so long as it holds at least 10% of the outstanding shares of our common stock;

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Acamar Sponsor will have the right to nominate two directors to our Board, one of whom must be an independent director, so long as Acamar Sponsor (or its managing members, collectively) holds at least 3% of the outstanding shares of our common stock; and

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all other directors (who will be independent) will be nominated by the Nominating and Corporate Governance Committee.

A stockholder may nominate candidates for election as a director, provided that the nominating stockholder follows the procedures set forth in Section 2.13 of the Company’s Amended and Restated Bylaws for nominations by stockholders of persons to serve as directors, including the requirements of timely notice and certain information to be included in such notice. Deadlines for stockholder nominations for next year’s annual meeting are included in the “Requirements, Including Deadlines, for Submission of Proxy Proposals” section of this proxy statement.
BOARD QUALIFICATIONS AND DIVERSITY
The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications that must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board review these factors, including diversity of gender, ethnicity, race, nationality, age, skills and experience, in considering candidates for Board membership.
INFORMATION REGARDING THE NOMINEES FOR ELECTION TO THE BOARD
The following information is furnished with respect to each nominee for election as a director. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If a nominee is unavailable to stand for election as a director, your proxy holders will have the authority and discretion to vote for another nominee proposed by the Board. The ages of the nominees are as of the date of the 2021 annual meeting, June 3, 2021.

David R. Mitchell
Director since January 2021
Age: 54

Career Highlights
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Managing Director of TRP, a transportation private equity investment fund he joined in 2002

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Founding partner in Kaufman Peters, a small growth consulting firm, from 2000 to 2002

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Vice President with RJ Peters & Company from 1999 to 2000

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Senior Manager, Manager and Senior Consultant with Deloitte Consulting in the Automotive and Manufacturing practice from 1994 to 1999

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Senior Consultant with Accenture (formerly Andersen Consulting) from 1989 to 1992

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Graduate of the University of Notre Dame (BS) and the Stanford University Graduate School of Business (MBA)

Other Public Company Directorships in Last Five Years: Director of Spy Optic, Inc. until October 2017

Skills and Qualifications

 Expertise in several industries, including automotive, transportation, consumer products, retail and building products

 Advised numerous clients in the areas of strategy, organization design, cost reduction, supply chain management, manufacturing and information technology

 Deep and intimate knowledge of the Company’s business as a Managing Director of TRP and member of the CarLotz board of directors prior to the Merger

Luis Ignacio Solorzano Aizpuru
Director since November 2018
Age: 48
Lead Independent Director
Board Committees: Compensation Committee and
Nominating and Corporate Governance Committee

Career Highlights
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Partner and Chief Executive Officer of Acamar Partners since 2018

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Partner, Managing Director and Chairman of the Latin America’s Investment Committee of Advent International from 2001 to 2017

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Co-founder of Brabex Capital, an investment management firm

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Graduate of the Instituto Tecnológico Autónomo de México (ITAM) (Economics degree (cum laude)) and Harvard Business School (MBA)

Other Public Company Directorships (Current and in Last Five Years): Director of Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. since April 2018 and former director of Dufry, Latin American Airport Holdings, Aerodom, InverCap Holdings, Grupo Financiero Mifel and Viakem

Skills and Qualifications

 20 years of investment experience across various sectors and geographies

 Served on the boards of various public and private companies

 Key executive in the raising of three funds for a cumulative $5 billion, and played a leading role in 15 investment transactions in various sectors, including retail and consumer, financial services, industrials, information technology and infrastructure

 Played a significant role in supporting portfolio companies in the design and implementation of various strategic, operating and financial value creation initiatives

 Investment experience covers both the Americas and Europe

Kimberly H. Sheehy
Director since January 2021
Age: 57
Board Committees: Audit Committee (Chair) and
Nominating and Corporate Governance Committee

Career Highlights
•
Chief Financial Officer of Resman LLC, a privately owned software company providing software solutions to multi-family residential property managers, from 2019 to 2020

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Chief Financial Officer of Lori’s Gifts Inc., a privately owned retail company serving hospitals throughout the U.S., from 2018 to 2019

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Chief Financial Officer of Stackpath LLC, a privately held entity offering a secure edge platform from 2015 to 2017

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Chief Financial and Administrative Officer of CyrusOne Inc., a public real estate investment trust specializing in engineering, building and managing data center properties from 2012 to 2015

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Various roles, including Treasurer and Vice President of Investor Relations, Vice President of Finance and Treasurer, Vice President of Financial Planning and Analysis and Managing Director of Corporate Tax, at Cincinnati Bell Inc. from 1996 to 2012

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Accounting and tax positions at Ernst & Young from 1989 to 1996

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Graduate of the University of Cincinnati (BA) with a CPA in the State of Ohio

Other Current Public Company Directorships: Director of Switch Inc. since December 2017

Skills and Qualifications

 Over 30 years of tax, accounting, financial and executive experience

 Certified Public Accountant with experience in public accounting and public companies

 Public company board experience, including serving as Chair of the Audit Committee

The Board of Directors recommends a vote “FOR” the election of each of the foregoing three Class I nominees to the Board of Directors.
Proxies solicited by the Board of Directors will be voted “FOR” the election of each of the three Class I nominees named in this proxy statement and on the proxy card unless stockholders specify a contrary vote.

INFORMATION REGARDING CONTINUING MEMBERS OF THE BOARD
The following information is furnished with respect to each director whose term continues beyond the 2021 annual meeting and who is not subject to election this year. The ages of the continuing directors are as of the date of the 2021 annual meeting, June 3, 2021.
Linda B. Abraham
Director since January 2021
Age: 58
Current Board Committees:
Compensation Committee (Chair)

Career Highlights
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Managing Director of Crimson Capital, which invests in and advises early stage technology companies spanning data/analytics, cybersecurity, machine learning, e-commerce, educational technology and virtual reality, since 2014

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Co-Founder and Executive Vice President of comScore from 1999 to 2013

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Co-Founder of Paragren Technologies, today owned by Oracle, and served in various roles at Procter & Gamble and Information Resources, Inc., where she developed and commercialized a series of data-driven analytical products

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Graduate of Penn State University (BS)

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Fellow in the Stanford University Distinguished Careers Institute

Other Current Public Company Directorships: Director of SITE Centers Corp. since October 2018
Skills and Qualifications Extensive experience as a technology entrepreneur Expert in consumer analytics Served on the boards of various public and private companies
Michael W. Bor
Director since January 2021
Age: 47
Chairman of the Board and Chief Executive Officer

Career Highlights
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Co-Founder and Chief Executive Officer of CarLotz since 2011

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Chairman of the Board since the completion of the Merger in January 2021 and Chairman of the Board of CarLotz prior to the Merger

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Director in the Transportation Logistics M&A Investment Banking group of Harris Williams & Co., a leading middle-market Mergers and Acquisitions advisory firm, from 2003 to 2010

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Analyst in technology investment banking at Lehman Brothers from 1999 to 2001

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Senior Associate at PricewaterhouseCoopers from 1996 to 1999

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Graduate of Lehigh University (BS) and Harvard Business School (MBA)

Skills and Qualifications

 Visionary and deeply committed leader with an intimate knowledge of the Company’s business, industry, our teammates, customers and corporate vehicle sourcing partners and our investors

 Extensive knowledge of the automotive industry with over 20 years in finance, automotive wholesale and retail, fleet management and leasing, vehicle remarketing, technology, business development, sales, mergers and acquisitions, and management

 Oversees the general strategy and vision of the Company, as well as managing growth, vehicle sourcing relationships and new hub openings

Steven G. Carrel
Director since January 2021
Age: 46

Career Highlights
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Managing Director of TRP, a transportation private equity investment fund he has been with from 1998 to 2002 and from 2004 to present

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Analyst in the Investment Banking Division of Merrill Lynch from 1996 to 1998

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Graduate of Pennsylvania State University (BS) and Harvard Business School (MBA)

Skills and Qualifications

 Expertise in automotive, transportation, retail and transportation services industries

 Over 20 years of investing and industry experience

 Deep and intimate knowledge of the Company’s business as a Managing Director of TRP and member of the CarLotz board of directors prior to the Merger

Sarah M. Kauss
Director since January 2021
Age: 46
Current Board Committees: Audit Committee
and Compensation Committee

Career Highlights
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Founder and Chairwoman of S’well, which manufactures reusable, insulated products for the retail and wholesale market, and its Chief Executive Officer from 2010 to 2020

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Formerly CPA at Ernst & Young

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Graduate of the University of Colorado at Boulder (BS) and Harvard Business School (MBA)

Skills and Qualifications Extensive experience in retail Experience founding and leading a successful retail company Experience and expertise in finance and accounting
James E. Skinner
Director since February 2020
Age: 67
Current Board Committees: Audit Committee and
Nominating and Corporate Governance Committee (Chair)

Career Highlights
•
Retired Vice Chairman of Neiman Marcus Group (NMG), a luxury fashion retailer, from 2001 to 2016 - Also served as Chief Operating Officer and Chief Financial Officer for NMG

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Various positions at CompUSA, a pioneer in computer retailing, from 1991 to 2000, including Executive Vice President and Chief Financial Officer

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16 years with Ernst & Young until 1991, including the last four years as a partner

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Graduate of Texas Tech University (B.B.A.) with a CPA in Texas

Other Public Company Directorships (Current and in Last Five Years): Director of Ares Commercial Real Estate Corporation since 2016 and former director of Fossil Group, Inc. and Hudson Ltd.

Skills and Qualifications

 Over 30 years of tax, accounting, financial and executive experience

 Certified Public Accountant with experience in public accounting and public companies

 Public company board experience, including serving as Chair of the Audit Committee

BOARD STRUCTURE AND CORPORATE GOVERNANCE
ROLE OF THE BOARD
The Board oversees the Company’s CEO and other senior management in the competent and ethical operation of the Company and assures that the long-term interests of the stockholders are being served. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Company’s Corporate Governance Guidelines are available on the investor relations page of our website, investors.carlotz.com, by clicking on the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the Securities and Exchange Commission (the “SEC”).
BOARD LEADERSHIP
Neither the Company’s Amended and Restated Bylaws nor the Company’s Corporate Governance Guidelines require that the Company separate the roles of Chairman of the Board and CEO, and the Board does not have a policy on whether the same person should serve as both the CEO and Chairman of the Board, or if the roles must remain separate. The Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.
At present, the Board has chosen to combine the positions of CEO and Chairman of the Board and to appoint a Lead Independent Director. Our Board believes that having one person serve the combined role of CEO and Chairman of the Board is appropriate for the Company at this time, as it fosters clear accountability, effective decision making and alignment on corporate strategy. The Board believes that the Company and its stockholders have been and will continue to be well served by having Mr. Bor serve as Chairman of the Board. Mr. Bor has led our founding and growth and debut as a public company. He is a highly effective leader and has been instrumental in identifying and attracting both the managerial talent and Board members who currently serve the Company. He has an intimate knowledge of the Company’s business, industry, our teammates, customers and corporate vehicle sourcing partners and our investors, all of which uniquely qualify him to serve as our Company’s Chairman of the Board. In addition, the Board believes that the appointment of a Lead Independent Director helps ensure that the Company benefits from effective oversight by its independent directors. Our Lead Independent Director presides over the executive sessions of the independent directors and serves as the principal liaison between the independent directors and the Company’s CEO and Chairman of the Board. Our Lead Independent Director, Mr. Solorzano, has served on the Acamar Partners Board of Directors since its inception and as Lead Independent Director following the completion of the Merger in January 2021. Mr. Solorzano is a highly-engaged Lead Independent Director empowered with robust authority and responsibilities, as discussed below.
The Company’s Corporate Governance Guidelines set forth a clear mandate with significant authority and responsibilities for the Lead Independent Director, including:
Board Meetings and Executive Sessions
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Non-management directors meet regularly without management present in conjunction with the Board meetings, but at least twice a year

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Presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the non-employee directors

Meeting Agendas, Schedules and Materials
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With the Chairman and CEO, reviews Board meeting agendas and Board meeting schedules to ensure there is sufficient time for discussion of all agenda items.

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Together with the Chairman and CEO, establishes the agenda for each Board meeting and distributes it to directors in advance of the meeting.

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With the Chairman and CEO, provides input regarding presentation materials and other written information provided to directors for Board meetings

Board/Director Communications	• After executive sessions, updates the CEO on the key items discussed
Stockholder Communications	• Be available for consultation and direct communications with the Company’s stockholders
Chairman and CEO Performance Evaluation	• Provides input to the Compensation Committee in its formal evaluation of the CEO and communicates the evaluation to the CEO
Assignment and Rotation of Committee Members	• Consults with the Nominating and Corporate Governance Committee in its recommendations to the Board with respect to the assignment of Board members to various committees
EXECUTIVE SESSIONS
The independent directors of the Company meet in executive session at every regularly scheduled Board meeting. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (if an independent director) or the Lead Independent Director (if the Chairman of the Board is not an independent director) shall preside at such executive sessions, or in such director’s absence, another independent director appointed by the independent directors. Currently, Mr. Solorzano, our Lead Independent Director, presides at the executive sessions of our independent directors.
BOARD MEETINGS AND ATTENDANCE
Acamar Partners’ board of directors held three meetings during 2020. All of the incumbent directors attended at least 75% of the meetings of the Board and Board committees on which they served during 2020. As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders. Last year's annual meeting of stockholders was held concurrently with Acamar Partners' special meeting to vote on the approval of the Merger. All of Acamar Partners' five directors, including Messrs. Solorzano and Skinner, attended last year's annual meeting of stockholders.
BOARD COMMITTEES
Prior to the Merger, Acamar Partners’ board of directors maintained two standing committees: an audit committee and a compensation committee. In connection with the consummation of the Merger and the contemporaneous disbanding of these committees, our Board formed and constituted our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of our committees operates pursuant to a written charter. Copies of the committee charters are available on the investor relations page of our website, investors.carlotz.com, by clicking on the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC. The following table sets forth the current membership of each committee:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael W. Bor*
Linda B. Abraham
Sarah M. Kauss
Kimberly H. Sheehy
James E. Skinner
Luis Ignacio Solorzano Aizpuru**
* Chief Executive Officer and Chairman of the Board
** Lead Independent Director
A description of each Board committee is set forth below.
Audit Committee
Meetings Held in 2020: 4
Primary Responsibilities: The purpose of the Audit Committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our Board in overseeing and monitoring:
•
the quality and integrity of our financial statements;

•
our compliance with legal and regulatory requirements;

•
our independent registered public accounting firm’s qualifications and independence;

•
the performance of our internal audit function; and

•
the performance of our independent registered public accounting firm.

Independence: Each member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined each member of our Audit Committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.
Compensation Committee
Meetings Held in 2020: 0
Primary Responsibilities: The purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to:
•
setting our compensation program and compensation of our executive officers and directors;

•
monitoring our incentive and equity-based compensation plans; and

•
preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

Independence: All of the members of the Compensation Committee are independent under Nasdaq rules (including the enhanced independence requirements for compensation committee members).
Nominating and Corporate Governance Committee
Meetings Held in 2020: 0
Primary Responsibilities: The purpose of the Nominating and Corporate Committee is to assist our Board in discharging its responsibilities relating to:
•
identifying individuals qualified to become new Board members, consistent with criteria approved by our Board;

•
reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders;

•
identifying Board members qualified to fill vacancies on any Board committee and recommending that our Board appoint the identified member or members to the applicable committee;

•
reviewing and recommending to our Board corporate governance principles applicable to us;

•
overseeing the evaluation of our Board and management; and

•
handling such other matters that are specifically delegated to the committee by our Board from time to time.

Independence: All of the members of the Nominating and Corporate Governance Committee are independent under Nasdaq rules.
BOARD AND COMMITTEE EVALUATION PROCESS
The Nominating and Corporate Governance Committee oversees the annual evaluation process of the Board and each of its committees. Once the evaluation process is complete, the Nominating and Corporate Governance Committee reports to the full Board the results, including any recommendations, which are discussed by the full Board and each committee, as applicable, and changes in practices or procedures are considered and implemented as appropriate.
The Nominating and Corporate Governance Committee periodically reviews the format of the evaluation process to ensure that actionable feedback is solicited on the operation and effectiveness of the Board, the Board committees and each Board member. The Nominating and Corporate Governance Committee also utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.
BOARD’S RISK OVERSIGHT
Our Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to our Board by the Audit Committee. The Audit Committee represents our Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, the Audit Committee reviews and discusses all significant areas of our business and summarizes for our Board certain areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

CORPORATE GOVERNANCE DOCUMENTS
The Board has adopted the following corporate governance documents:
Document	Purpose/Application
Code of Conduct	Applies to all of the Company’s employees, officers and directors, including those officers responsible for financial reporting.
Code of Ethics for Principal Executive and Senior Financial Officers	Applies to the Company’s principal executive officer, principal financial and accounting officer and all other senior financial officers.
Corporate Governance Guidelines	Contains general principles regarding the functions of the Board and its committees.
Committee Charters	Apply to the following Board committees, as applicable: Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee.
We expect that any amendment to or waiver of the codes of ethics that apply to executive officers or directors will be disclosed on the Company’s website. The foregoing documents are available on the investor relations page of our website, investors.carlotz.com, by clicking on the “Governance” tab and in print to any stockholder who requests them. Requests should be made to CarLotz, Inc., Investor Relations, 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Mr. Solorzano was the Chief Executive Officer of Acamar Partners prior to the completion of the Merger. None of Acamar Partners' officers or directors received any compensation for services rendered to Acamar Partners. Mr. Solorzano was not a member of the Compensation Committee while he was an officer of Acamar Partners. Other than Mr. Solorzano, no member of the Compensation Committee was at any time during 2020, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.
COMPENSATION CONSULTANT
In connection with the Merger, CarLotz’ management and Acamar Partners retained the services of Frederic W. Cook & Co., Inc. (“FW Cook”) to assist in determining the appropriate amounts, types and mix of compensation for our executive officers and directors in connection with the Merger and thereafter. FW Cook recommended, based on its review of proxy statement data, survey data, current industry trends, existing employment arrangements, appropriate equity share usage and dilution and other factors specifically related to the Company, the level of base salary and incentive cash bonus opportunity to be set for each executive officer, as well as the amount, type and vesting schedules of equity awards to be granted to each executive officer and director. Leveraging similar market sources, FW Cook also recommended the structure of a non-employee director compensation program that is competitive from a pay magnitude standpoint with similarly sized public companies and aligned with strong governance practices. CarLotz and Acamar Partners considered these recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive or director, in determining these compensation levels, although no particular executive or director compensation peer group percentile was targeted for any of our executive officers or directors.

In connection with the Merger, CarLotz adopted a Compensation Committee charter. The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser.
FW Cook did not provide any other services beyond those herein described in the year 2020 in connection with the Merger. The Compensation Committee determined that the work provided by FW Cook in 2020 did not raise any conflict of interest.
Prior to the preparations for the Merger in 2020, CarLotz had not engaged a compensation consultant.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
Any stockholder or other interested parties desiring to communicate with the Board, the Chairman of the Board, a committee of the Board or any of the independent directors individually or as a group regarding the Company may directly contact such directors by delivering such correspondence to the Company’s General Counsel at CarLotz, Inc., 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224. Our General Counsel reviews all such correspondence and forwards to the applicable director(s) copies of all such applicable correspondence.
The Audit Committee has established procedures for employees, stockholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, auditing or any other relevant matters.

DIRECTOR COMPENSATION
None of our directors received any compensation for their service as a director in fiscal year 2020. We have established a non-employee director compensation policy in connection with the Merger (the “Director Compensation Policy”). Pursuant to the Director Compensation Policy, each non-employee director will receive an annual cash retainer of $40,000. In addition:
•
the Audit Committee chair will receive an additional retainer of $15,000 and other Audit Committee members will receive an additional retainer of $7,500;

•
the Compensation Committee chair will receive an additional retainer of $12,000 and other Compensation Committee members will receive an additional retainer of $6,000; and

•
the Nominating and Corporate Governance Committee Chair will receive an additional retainer of $8,000 and other Nominating and Corporate Governance Committee members will receive an additional retainer of $4,000.

Each non-employee director will be granted an annual award of restricted stock units with a grant date value equal to $135,000 and will receive a prorated portion of such award in connection with the Merger.

BENEFICIAL OWNERSHIP OF
THE COMPANY’S COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 14, 2021 of: (1) each person or entity who beneficially owns more than 5% of any class of the Company’s voting securities of which 113,670,060 shares of common stock were outstanding as of April 14, 2021; (2) each of our directors, director nominees and named executive officers; and (3) all of our directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. The percentage calculations below are based on 113,670,060 shares of our common stock outstanding as of April 14, 2021, rather than the percentages set forth in any stockholder’s Schedule 13D or Schedule 13G filing. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o CarLotz, Inc., 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
5% BENEFICIAL OWNERS
TRP(3)	21,739,678	19.1%
Acamar Partners Sponsor I LLC(4)	7,769,355	6.8%
KAR Auction Services, Inc.(5)	7,154,353	6.3%
NAMED EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES
Michael W. Bor(6)	11,585,166	10.1%
John W. Foley II(7)	1,199,563	1.0%
Rebecca C. Polak(8)	—	—
David R. Mitchell(3)	21,739,678	19.1%
Steven G. Carrel(3)	21,739,678	19.1%
Luis Ignacio Solorzano Aizpuru(4)	9,091,843	7.9%
James E. Skinner(9)	10,000	*
Linda B. Abraham	—	—
Sarah M. Kauss	—	—
Kimberly H. Sheehy	—	—
Executive officers, directors and director nominees as a group (14 persons)(10)	43,883,636	37.2%

*
Less than one percent

(1)
The number of shares includes restricted stock units subject to vesting requirements and options exercisable within 60 days of April 14, 2021.

(2)
Shares subject to restricted stock units vesting and options exercisable within 60 days of April 14, 2021 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(3)
Does not include 2,287,420 shares of common stock (“Earnout Shares”) issuable upon the satisfaction of certain conditions. TRP Capital Management, LLC (“TRP Capital”) is the general partner of TRP. Each of David R. Mitchell, Steven G. Carrel, Michael A. DiRienzo and James A. Hislop have shared voting and investment power over Company securities held by TRP. TRP Capital and each of Messrs. Mitchell, Carrel, DiRienzo and Hislop may be deemed to own all of the outstanding shares of common stock held by TRP. Each of TRP Capital and Messrs. Mitchell, Carrel, DiRienzo and Hislop disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. The business address of TRP Capital Partners, LP is 380 N. Old Woodward Ave., Suite 205, Birmingham, Michigan 48009.
(4)
Includes 3,819,665 shares that are subject to forfeiture if certain conditions are not met prior to January 21, 2026 (“Founder Shares Subject to Forfeiture”) and 316,721 shares issuable upon the exercise of warrants that are currently exercisable. Each of Juan Carlos Torres Carretero, Luis Ignacio Solorzano Aizpuru, Raffaele R. Vitale, Joseba Asier Picaza Ucar and Juan Duarte Hinterholzer is a managing member of Acamar Sponsor. Each such person may thus be deemed to have beneficial ownership of the securities held directly by Acamar Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein. The business address of Acamar Sponsor is 1450 Brickell Avenue, Suite 2130, Miami, Florida 33131. For Mr. Solorzano, also includes 55,604 shares and 1,266,884 shares issuable upon the exercise of warrants that are currently exercisable held directly by Mr. Solorzano.

(5)
Reflects 4,299,911 shares of common stock held by Automotive Finance Corporation (“AFC”), a subsidiary of KAR Auction Services, Inc. (“KAR”)(NYSE:KAR), and 2,854,442 shares held by KAR. Does not include 733,922 Earnout Shares, which may be issued upon the satisfaction of certain conditions. The address of AFC and KAR’s principal executive offices is 11299 N. Illinois Street, Carmel, Indiana 46032.

(6)
Consists of (a) 8,302,045 shares of common stock held by Mr. Bor, (b) 952,593 shares of common stock held in trust by Katherine G. Bor, Trustee of the Michael W. Bor 2020 Irrevocable Family Trust dated October 16, 2020, (c) 952,593 shares of common stock held in trust by Michael W. Bor, Trustee of the Michael W. Bor 2020 Qualified Grantor Retained Annuity Trust dated October 16, 2020, and (d) 1,377,935 shares of common stock underlying vested stock options. Does not include 138,800 shares of common stock underlying restricted stock units that will vest if certain conditions are met (“Earnout RSUs”), 1,107,469 Earnout Shares, which may be issued upon the satisfaction of certain conditions, and 88,106 shares of common stock underlying restricted stock units and 128,218 shares of common stock underlying stock options that do not vest within 60 days of April 14, 2021.

(7)
Consists of 1,199,563 shares of common stock underlying vested stock options. Does not include 120,698 shares underlying Earnout RSUs and 44,053 shares of common stock underlying restricted stock units and 64,109 shares of common stock underlying stock options that do not vest within 60 days of April 14, 2021.

(8)
Does not include 303,700 shares of common stock underlying stock options and 127,175 shares of common stock underlying restricted stock units that do not vest within 60 days of April 14, 2021 and 86,175 shares of common stock underlying Earnout RSUs.

(9)
Does not include securities held by Acamar Sponsor in which Mr. Skinner has an indirect pecuniary interest but over which Mr. Skinner does not have voting or dispositive control.

(10)
Includes 4,157,372 shares of common stock underlying vested stock options, 316,721 shares of common stock issuable upon the exercise of warrants and 3,819,665 Founder Shares Subject to Forfeiture. Does not include 3,394,889 Earnout Shares, 505,652 shares of common stock underlying Earnout RSUs, 398,177 shares of common stock underlying restricted stock units and 1,308,168 shares of common stock underlying options that do not vest within 60 days of April 14, 2021.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In 2020, our “named executive officers” and their positions were as follows:
•
Michael W. Bor, Chief Executive Officer;

•
John W. Foley II, Chief Operating Officer; and

•
Rebecca C. Polak, Chief Commercial Officer and General Counsel.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from any currently planned programs summarized in this discussion.
Overview
Our compensation policies and philosophies are designed to:
•
attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy and, ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•
reward senior management in a manner aligned with our financial performance; and

•
align senior management’s interests with our stockholders’ long-term interests through equity participation and ownership.

Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by the Compensation Committee.
Compensation for our executive officers has the following components: base salary; cash bonus opportunities; long-term incentive compensation; broad based employee benefits; supplemental executive perquisites; and severance benefits. Base salaries, broad-based employee benefits, supplemental executive perquisites and severance benefits are designed to attract and retain senior management talent. We also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.

Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2020 and 2019.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Michael W. Bor Chief Executive Officer	2020	345,457	—	—	—	—	—	27,957	382,989
	2019	334,793	—	—	—	—	—	24,975	359,768
John W. Foley II Chief Operating Officer	2020	206,731	—	—	—	18,750	—	20,478	245,959
	2019	168,269	—	—	10,490	25,500	—	17,106	221,365
Rebecca C. Polak Chief Commercial Officer and General Counsel	2020	55,385	120,000	—	—	—	—	—	175,385
	2019	—	—	—	—	—	—	—	—

(1)
Amounts represent the named executive officer’s base salary during the fiscal year covered.

(2)
Ms. Polak started her employment with us in October 2020. Shortly after, Ms. Polak received a signing bonus of $120,000.

(3)
Amounts reflect the full grant-date fair value of stock options granted during 2019 and 2020 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. For the value of the stock option awards made to named executive officers in 2020, we assumed an expected volatility of 60%, an expected dividend yield of 0, an expected term of 5 years and a risk-free interest rate between 0.26% and 0.37%. We provide information regarding the assumptions used to calculate the value of the stock option awards made to named executive officers in 2019 in Note 18 to the audited consolidated financial statements of pre-Merger CarLotz filed as an exhibit to our Current Report on Form 8-K/A filed with the SEC on March 15, 2021.

(4)
In 2019 and 2020, Mr. Foley received annual cash incentive payments of $25,500 and $18,750, respectively, based on the achievement of certain performance goals relating to sales operations, dealer inventory, organizational development and personal development.

(5)
The amounts in this column also include matching contributions to the pre-Merger CarLotz 401(k) plan in 2020 for Messrs. Bor and Foley in the amounts of $3,316 and $2,255, respectively.

The amounts also include Company-paid life insurance premiums equal to $4,536 on behalf of Mr. Bor in 2020.
In addition, the amounts include the cost of demonstration vehicles provided in 2020 to Messrs. Bor and Foley in the amounts of $20,105 and $18,223, respectively. Such costs consist of vehicle cost, maintenance and insurance.
NARRATIVE TO SUMMARY COMPENSATION TABLE
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The Company reviews salaries at least annually, taking into account, among other factors, Company and individual performance.
Bonuses
In 2020, Ms. Polak received a signing bonus of $120,000 in connection with the commencement of her employment in October 2020. In 2019, Mr. Foley received an annual cash incentive payment of $25,500 based on the achievement of certain performance goals relating to sales operations, dealer inventory, organizational development and personal development. In 2020, Mr. Foley received an annual cash incentive payment of $18,750 based on the achievement of the previously described performance goals. No bonus or annual cash incentive was paid with respect to 2019 or 2020 for Mr. Bor.
Equity Compensation
We maintain the CarLotz, Inc. 2011 Stock Incentive Plan, referred to as the 2011 Plan, and the CarLotz, Inc. 2017 Stock Option Plan, referred to as the 2017 Plan, which provide our employees (including the named executive officers), directors and consultants the opportunity to participate in the equity appreciation of our business through the receipt of stock options. We believe stock options function as a compelling retention tool.
The stock options outstanding under the 2011 Plan were originally scheduled to vest in equal annual installments over four years, subject to the option holder’s continuous employment with us through each of the applicable vesting dates. The stock options granted under the 2017 Plan were originally scheduled to vest only upon the achievement of certain internal rate of return or cash on cash return targets following a Change of Control (as defined in the 2017 Plan), subject to the option holder’s continuous employment through the date of such Change of Control. The consummation of the Merger did not constitute a Change of Control under the 2017 Plan, but our Board approved the acceleration of the vesting of all stock option awards, other than awards granted in August 2020, upon the consummation of the Merger. Each option issued under the 2011 Plan or the 2017 Plan that was outstanding immediately prior to the Effective Time, whether vested or unvested, was generally cancelled and automatically converted into: (i) the right to receive an amount in cash; (ii) a number of stock options; and (iii) a number of Earnout RSUs that will vest when certain earnout requirements are met.
Our Board has adopted, and stockholders have approved, the CarLotz, Inc. 2020 Incentive Plan (the “2020 Plan”) to provide for equity award grants upon and following the consummation of the Merger. No further awards will be made under the 2017 Plan or the 2011 Plan.
The employment agreements with the named executive officers provided for equity awards under the 2020 Plan to be made in connection with the Merger closing date.
The equity awards generally are subject to time-based vesting in equal annual installments over a four-year period. Ms. Polak’s Earnout RSUs will vest on the same terms and conditions as apply to Earnout RSUs issued in connection with the Merger and her continued employment through the applicable vesting date. All stock options have an exercise price equal to the closing price per share of the common stock of Acamar Partners on the day immediately prior to the Merger closing date ($11.35) and will expire on the tenth anniversary of the grant date.
The following table summarizes the awards granted to the executives based on the above provisions:
Name	Options	RSUs	Earnout RSUs
Michael W. Bor	128,218	88,106	—
John W. Foley II	64,109	44,053	—
Rebecca C. Polak	303,700	127,175	86,175

Other Elements of Compensation
Retirement Plans
We currently maintain the CarLotz, Inc. 401(k) Plan, referred to as the 401(k) Plan, a tax-qualified defined contribution retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code of 1986, as amended, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. We believe that providing a vehicle for tax-deferred retirement savings through the 401(k) Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees. Starting in 2021, we make matching contributions of up to 3% of each eligible employee’s gross wages. Prior to 2021, we made matching contributions of up to 1% of each eligible employee’s gross wages. The matching contributions vest based on years of service with the Company, with 25% of such contributions vesting for each year of service.
Employee Benefits
Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
health savings accounts;

•
short-term disability insurance;

•
life insurance; and

•
employee assistance program.

We believe the benefit plans described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes with respect to any of the compensation or perquisites paid or provided by the Company.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of CarLotz common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2020.
		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael W. Bor	11/1/2015(1)	25,000	—	—	6.82	8/31/2022
	4/23/2018(2)	—	—	60,188	9.82	4/23/2028
	2/4/2020(2)	—	—	50,000	9.82	2/4/2030
John W. Foley II	2/1/2015(1)	5,000	—	—	6.82	8/31/2022
	6/1/2016(1)	2,500	—	—	6.82	8/31/2022
	1/1/2017(1)	10,000	—	—	6.82	8/31/2022
	5/14/2018(2)	—	—	60,188	9.82	5/14/2028
	11/1/2019(2)	—	—	40,000	9.82	11/1/2029
Rebecca C. Polak	—	—	—	—	—	—

(1)
The stock options outstanding under the 2011 Plan were originally scheduled to vest in equal annual installments over four years, subject to the option holder’s continuous employment with us through each of the applicable vesting dates. The consummation of the Merger did not constitute a Change of Control under the 2011 Plan, but our Board approved the acceleration of the vesting of all stock option awards, other than certain awards granted in August 2020, upon the consummation of the Merger. Such awards were treated as described above in connection with the Merger.

(2)
The stock options granted under the 2017 Plan were originally scheduled to vest only upon the achievement of certain internal rate of return or cash on cash return targets following a Change of Control (as defined in the 2017 Plan), subject to the option holder’s continuous employment through the date of such Change of Control. The consummation of the Merger did not constitute a Change of Control under the 2017 Plan, but our Board approved the acceleration of the vesting of all stock option awards, other than certain awards granted in August 2020, upon the consummation of the Merger. Such awards were treated as described above in connection with the Merger.

Executive Compensation Arrangements
Original Michael W. Bor Employment Agreement
We entered into an employment agreement with Mr. Bor on September 18, 2017 (the “Original Bor Employment Agreement”), providing for his position as Chief Executive Officer. The Original Bor Employment Agreement has been superseded by the new employment agreement we entered into with Mr. Bor in connection with the Merger, as described below. The Original Bor Employment Agreement provided for an initial term through September 18, 2020, subject to automatic renewal for successive one-year periods thereafter unless either we or Mr. Bor provided three months’ notice of non-renewal. The Original Bor Employment Agreement provided for an initial annual base salary of $250,000 (which was subsequently increased and equaled $360,000 as of July 20, 2020). The Original Bor Employment Agreement provided that Mr. Bor may be eligible to receive additional bonus compensation at or around the end of the calendar year pursuant to a bonus plan to be established by our Board and based on the achievement of specific Company and personal performance thresholds to be determined by our Board, provided that he was employed by us on the last day of the calendar year and was not terminated for Due Cause (as defined in the Original Bor Employment Agreement) prior to the payment of any such bonus. No such bonus plan was established by our Board for Mr. Bor in 2019 or 2020.
Pursuant to the Original Bor Employment Agreement, upon a termination of employment by us for any reason other than Due Cause (and not due to death or disability), by Mr. Bor for Good Reason or due to a non-renewal of the term by us, Mr. Bor would receive, within 60 days following termination, a cash lump sum payment equal to his annual base salary at the time of termination, conditioned upon Mr. Bor agreeing to a general release of claims in favor of us. For purposes of the Original Bor Employment Agreement, Good Reason generally meant (i) a material breach by us of the terms of the Original Bor Employment Agreement relating to Mr. Bor’s salary and benefits, which breach was not cured within 10 days after Mr. Bor provided written notice to our Board describing such breach, (ii) a significant reduction of Mr. Bor’s responsibilities, (iii) a relocation of Mr. Bor’s place of employment and office more than 50 miles or (iv) a significant health problem that materially interfered with Mr. Bor’s ability to perform his responsibilities under the Original Bor Employment Agreement, subject to our ability to correct any event that gave rise to Mr. Bor’s ability to resign for Good Reason (other than the event described in (iv)) within 45 days of receiving notice from Mr. Bor of the existence of such event.
New Employment Agreements
Each of our named executive officers entered into an employment agreement (the “New Employment Agreements”) with us in connection with the Merger. The new employment agreements are dated December 11, 2020 for Messrs. Bor and Foley and December 14, 2020 for Ms. Polak, and became effective as of January 21, 2021. Each employment agreement sets out the general terms and conditions of employment, including annual base salary and eligibility to participate in our employee benefit and health and welfare plans.
The New Employment Agreements for the named executive officers provide for the following economic terms:
Name	Annual Base Salary ($)	Target Bonus (%)
Michael W. Bor	600,000	100
John W. Foley II	400,000	75
Rebecca C. Polak	400,000	75
Pursuant to the New Employment Agreements with the executives, upon a termination of employment by us for any reason other than for Cause (and not due to death or disability) or by the executive for Good Reason, if not in a Change in Control Period (as each such term is defined in the relevant New Employment Agreement), the executive will receive (i) an amount in cash equal to 12 months of such executive’s then-existing base salary, payable in regular installments over the 12-month period following termination of employment, and (ii) up to 12 months of continued health benefits at active employee rates and levels (or, at our discretion, reimbursement for continued coverage under our group health plan) and, in the case of Mr. Bor, both (i) a pro-rated portion of the bonus he would have earned had he remained employed through the end of the year of such termination and (ii) accelerated vesting and, if applicable, exercisability of the number of shares of common stock subject to his then outstanding equity awards that would otherwise have become vested during the 12-month period following the date of termination, with performance-based awards vesting based on actual performance.
Upon a termination of employment by us for any reason other than for Cause (and not due to death or disability) or by the executive for Good Reason, in each case in a Change in Control Period, the executive will receive (i) an amount in cash equal to 12 months of such executive’s then-existing base salary, payable in regular installments over the 12-month period following termination of employment, (ii) up to 12 months of continued health benefits at active employee rates and levels (or, at our discretion, reimbursement for continued coverage under our group health plan), (iii) a pro-rated portion of the bonus he or she would have earned had they remained employed through the end of the year and (iv) a full acceleration of equity awards, with performance-based awards vesting based on actual performance. In addition, Mr. Bor will receive cash in an amount equal to his full target bonus, payable in regular installments over the 12-month period following termination of employment.
Each of our named executive officers has entered into a restrictive covenant agreement with us. Messrs. Bor and Foley’s non-compete and non-solicit covenants apply for two years immediately following their respective dates of termination of employment in the event of a termination due to a Fault Event (as defined in the New Employment Agreement) or, in the event of a termination or expiration for any other reason, for a period of one year immediately following their respective dates of termination. Ms. Polak’s non-compete and non-solicit covenants apply for one year following the termination of her employment.
Incentive Arrangements
We currently maintain the 2011 Plan, the 2017 Plan, individualized agreements and the 2020 Plan, which we adopted in connection with the Merger, as described above.

PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee’s appointment of Deloitte. Although the Company is not required to seek stockholder approval of this appointment, the Board believes it is sound corporate governance to do so. If the appointment of Deloitte is not ratified by the stockholders, the Audit Committee will consider the vote of the Company’s stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of Deloitte. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the 2021 annual meeting.
Representatives of Deloitte will be present at the 2021 annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2021.
Proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2021 unless stockholders specify a contrary vote.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is comprised of three independent directors, each of whom satisfies the independence requirements of Section 10A of the Exchange Act and Rule 10A-3 thereunder. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our stockholders, the independent registered public accounting firm and our internal auditors. Our management has the primary responsibility for our financial statements and the reporting process, including the systems of internal controls and for assessing the effectiveness of internal controls over financial reporting. The Audit Committee, at least quarterly, meets with the Company’s Chief Financial Officer and representatives of the independent registered public accounting firm and conducts separate executive sessions to discuss the audited consolidated financial statements, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting and compliance programs.
In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management the audited consolidated financial statements and related financial statement disclosures included in our annual report for the fiscal year ended December 31, 2020. Also, the Audit Committee reviewed with the independent registered public accounting firm their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee’s review with the independent registered public accounting firm included a discussion of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The independent registered public accounting firm has provided the Audit Committee written disclosures and all communications required under PCAOB standards, including those concerning independence, and the Audit Committee has discussed those disclosures with the independent registered public accounting firm. The Audit Committee has also reviewed non-audit services performed by the independent registered public accounting firm and considered whether the independent registered public accounting firm’s provision of non-audit services was compatible with maintaining its independence from the Company.
The Audit Committee discussed with our internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company’s consolidated audited financial statements as of and for the fiscal year ended December 31, 2020 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee, or the Chairman of the Audit Committee, also pre-approved all audit and non-audit services provided by the independent registered public accounting firm during and relating to fiscal year 2020. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report for the fiscal year ended December 31, 2020.
The Audit Committee evaluates the performance of the independent auditors each year and determines whether to re-engage the current independent auditors or consider other audit firms. The Audit Committee reviews with our Chief Financial Officer the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of our internal control over financial reporting, the quality of our financial reporting and the ability of the independent registered public accounting firm to remain independent.
The Audit Committee
Kimberly H. Sheehy (Chair)
Sarah M. Kauss
James E. Skinner

AUDIT AND NON-AUDIT FEES
Withum acted as Acamar Partners’ independent registered public accounting firm until the completion of the 2020 audit. The following is a summary of fees paid to Withum for services rendered.
Audit Fees: For the years ended December 31, 2020 and 2019, fees for our independent registered public accounting firm were approximately $89,165 and $74,355, respectively, for the services Withum performed in connection with Acamar Partners’ initial public offering, registration statements, quarterly filings and the audit of Acamar Partners’ December 31, 2020 and 2019 consolidated financial statements.
Audit-Related Fees: For the years ended December 31, 2020 and 2019, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of consolidated financial statements.
Tax Fees: For the years ended December 31, 2020 and 2019, we paid our independent registered public accounting firm $3,000 and $3,500, respectively, for tax compliance, tax advice and tax planning.
All Other Fees: For the years ended December 31, 2020 and 2019, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee pre-approval of audit and non-audit services policy provides for an annual process through which the Audit Committee evaluates the nature and scope of the audit prior to the commencement of the audit. The Audit Committee also evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The Audit Committee reviews schedules of specific services to be provided. If other services are provided outside of this annual process, under the policy they may be (i) pre-approved by the Audit Committee at a regularly scheduled meeting or (ii) pre-approved by the Chair of the Audit Committee, acting between meetings and reporting back to the Audit Committee at the next scheduled meeting.
The Acamar Partners audit committee was formed upon the consummation of Acamar Partners’ initial public offering. As a result, the Acamar Partners audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of the Acamar Partners audit committee were approved by the Acamar Partners board of directors. Since the formation of the Acamar Partners audit committee, the Acamar Partners audit committee pre-approved all auditing services and non-audit services performed by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act that were approved by the Acamar Partners audit committee prior to the completion of the audit).

RELATED PERSON TRANSACTIONS
Acamar Partners entered into an Administrative Services Agreement pursuant to which it paid Enso Advisory, an affiliate of Acamar Sponsor, a total of $37,000 per month for office space, administrative support and salaries to be paid to employees of Enso Advisory for due diligence and related services in connection with Acamar Partners’ search for a target company. Mr. Solorzano is an advisor to Enso Advisory but was not paid from the monthly fee Acamar Partners paid to Enso Advisory. These monthly fees ceased upon the closing of the Merger.
Stockholders Agreement
On January 21, 2021, the Company, TRP, Acamar Sponsor and Michael W. Bor entered into a stockholders agreement (the “Stockholders Agreement”) pursuant to which:
•
Michael W. Bor will be nominated to our Board so long as he is our chief executive officer or he, together with his affiliated family trusts, holds at least 10% of the outstanding shares of common stock;

•
TRP will have the right to nominate two directors to our Board so long as it holds at least 10% of the outstanding shares of common stock;

•
Acamar Sponsor will have the right to nominate two directors to our Board, one of whom shall be an independent director, so long as Acamar Sponsor (or its managing members, collectively) holds at least 3% of the outstanding shares of common stock; and

•
all other directors (who will be independent) will be nominated by the Nominating and Corporate Governance Committee.

Registration Rights and Lock-up Agreement
On January 21, 2021, the Company entered into a registration rights and lock-up agreement (the “Registration Rights and Lock-Up Agreement”) with Acamar Sponsor and certain pre-Merger CarLotz stockholders (the “New Holders” and, collectively with Acamar Sponsor, the “Holders”) that required the Company to, among other things, file and have declared and maintained effective a registration statement to register the resale of certain shares of common stock held by the Holders, which registration statement was declared effective on March 23, 2021. In addition, pursuant to the terms of the Registration Rights and Lock-Up Agreement and subject to certain requirements and customary conditions, TRP, Michael W. Bor and Acamar Sponsor (the “Demanding Holders”) each have two demand rights under which they may demand, at any time and from time to time, that the Company file a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) to register the securities of the Company held by such Demanding Holder, and each may specify that such demand registration take the form of an underwritten offering. The Demanding Holders have unlimited rights to request that the Company register an underwritten offering pursuant to the resale registration statement. Holders also have “piggy-back” registration rights, subject to certain requirements and customary conditions. The Registration Rights and Lock-Up Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the Holders against (or make contributions in respect of) certain liabilities that may arise under the Securities Act.
The Registration Rights and Lock-Up Agreement further provides for the securities of the Company held by certain of the New Holders to, subject to certain exceptions, be locked-up until the earliest of: (i) July 20, 2021; (ii) the last consecutive trading day where the last reported sale price of the common stock equals or exceeds $12.00 per share for any 20 trading days within a 30-trading day period commencing not earlier than June 20, 2021; or (iii) such date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Indemnification Agreements
On January 21, 2021, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.
Subscription Agreements
In connection with the execution of the Merger Agreement, effective as of October 21, 2020, Acamar Partners entered into separate subscription agreements (each, a “Subscription Agreement”) with a number of purchasers of the PIPE Shares (the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and Acamar Partners agreed to sell to the Subscribers, shares of common stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $125.0 million (the “PIPE Investment”). Pursuant to the terms of the Subscription Agreements and subject to certain requirements and customary conditions, the Company is required to file and maintain an effective registration statement with respect to the PIPE Shares for the benefit of the Subscribers.
As part of the PIPE Investment, TRP purchased 1,000,000 PIPE Shares for $10,000,000, Michael W. Bor purchased 166,000 PIPE Shares for $1,660,000, Acamar Sponsor purchased 250,214 PIPE Shares for $2,502,140 and KAR purchased 500,000 PIPE Shares for $5,000,000.
Commercial Agreements
Prior to the closing of the Merger, pre-Merger CarLotz incurred monthly management fees of $21,000 payable to TRP, of which $373,000 has been paid or accrued for the year ended December 31, 2020. The management fee expenses are reflected as Management Fee Expense — Related Party on the audited consolidated financial statements of pre-Merger CarLotz.
Pre-Merger CarLotz had a payable to TRP, totaling $5.1 million as of December 31, 2020, and has included this balance in accrued expenses on its consolidated balance sheet included in Pre-Merger CarLotz’ consolidated financial statements.
Endurance Dealer Services LLC, which is owned by TRP, underwrites and administers contracts sold by CarLotz and ultimately reinsured by Orange Peel Protection Reinsurance, Ltd., a wholly-owned subsidiary of CarLotz.
In 2019, as part of its normal course of business, CarLotz entered into a Master Services Agreement with Flex Fleet Rental LLC, as one of the corporate vehicle sourcing partners that CarLotz services. TRP is an investor in Flex Fleet Rental LLC.
Acamar Sponsor Letter Agreement
Pursuant to the terms of the Acamar Sponsor Letter Agreement entered into with Acamar Partners and pre-Merger CarLotz on October 21, 2020, Acamar Sponsor agreed to vote any shares of Acamar Partners Class B common stock (“Founder Shares”) and any other shares of Acamar Partners common stock held by it in favor of the Merger and against any acquisition proposals other than the Merger.
Acamar Sponsor also agreed that 50% of the Founder Shares (and shares of common stock issued upon conversion thereof) held by it will, subject to certain exceptions, be locked-up until the earliest of: (i) January 21, 2022; (ii) the last consecutive trading day where the sale price of the common stock equals or exceeds $12.00 per share for any 20 trading days within a 30-trading day period commencing not earlier than June 20, 2021; or (iii) such date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all stockholders having the right to exchange their shares of common stock for cash, securities or other property.
In addition, Acamar Sponsor agreed to subject the Founder Shares Subject to Forfeiture to a lockup. 50% of the Founder Shares Subject to Forfeiture will no longer be subject to the lockup on the date on which the closing trading price of the common stock has been greater than $12.50 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock) for any 20 trading days within any 30-trading day period commencing not earlier than June 20, 2021 and ending not later than January 21, 2026 and the other 50% of the Founder Shares Subject to Forfeiture will no longer be subject to the lockup on the date on which the closing trading price of the common stock has been greater than $15.00 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock) for any 20 trading days within any 30-trading day period commencing not earlier than June 20, 2021 and ending not later than January 21, 2026. If any applicable lockup release condition set forth above is not met by January 21, 2026, the applicable Founder Shares Subject to Forfeiture will be forfeited. All of the Founder Shares Subject to Forfeiture will be released from lockup if there is a change of control of the Company that will result in the holders of common stock receiving a per share price equal to or in excess of $10.00 (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock) prior to January 21, 2026. Prior to their forfeiture (if any), Acamar Sponsor will have the right to vote and receive dividends with respect to its Founder Shares Subject to Forfeiture (and shares of common stock issuable upon conversion thereof).
Stockholder Letter Agreements
On October 21, 2020, pre-Merger CarLotz stockholders that represented approximately 67.7% shares of pre-Merger CarLotz’ stock delivered a Stockholder Letter Agreement, pursuant to which, among other things, such stockholders agreed to execute and deliver a written consent with respect to all of the shares of pre-Merger CarLotz’ stock that were owned by such stockholders in favor of the Merger.
Procedures with Respect to Review and Approval of Related Person Transactions
In connection with the Merger, our Board adopted a written policy regarding the review, approval and ratification of transactions with related persons. This policy provides that the Audit Committee will review each transaction involving an amount exceeding $120,000 and in which any “related person” had, has or will have a direct or indirect material interest. In general, “related persons” are our directors, director nominees, executive officers and stockholders beneficially owning more than 5% of the outstanding common stock and immediate family members of certain affiliated entities of any of the foregoing persons. The Audit Committee will approve or ratify only those transactions that are fair and reasonable to us and in our and our stockholders’ best interests.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Specific due dates for these reports are prescribed by SEC rules, and we are required to report in this proxy statement any failure by directors, executive officers or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and executive officers, we believe that all such filing requirements were timely met during 2020, except for: Glazer Capital, LLC and Paul J. Glazer were late in filing a jointly filed Form 4 relating to a sale of shares of Acamar Partners common stock on September 4, 2020.

REQUIREMENTS, INCLUDING DEADLINES,
FOR SUBMISSION OF PROXY PROPOSALS
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
In order to submit stockholder proposals for inclusion in our proxy statement related to the 2022 annual meeting of stockholders pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal executive office at CarLotz, Inc., Secretary, 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224 no later than December 24, 2021.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Rebecca C. Polak, Chief Commercial Officer, General Counsel and Secretary, CarLotz, Inc., 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224. As the SEC’s shareholder proposal rules make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
The Company’s Bylaws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement pursuant to SEC Rule 14a-8 but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2022 annual meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Secretary at the Company’s principal office in Richmond, Virginia (see address above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company’s By-Laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 3, 2022, and no later than March 5, 2022. All director nominations and stockholder proposals must comply with the requirements of the Company’s Bylaws, a copy of which may be obtained at no cost from the Secretary of the Company by writing to CarLotz, Inc., Secretary, 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224.
Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the 2021 annual meeting. However, if you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2021 annual meeting. If for any unforeseen reason, any one or more of the Board’s nominees is not available to stand for election as director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated as a substitute by the Board.
The chair of the meeting may refuse to allow the transaction of any business not presented beforehand or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING
Q:
Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation, by our Board, of proxies to be voted at the Company’s 2021 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the 2021 annual meeting to be held via a live audio webcast on June 3, 2021 beginning at 9:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/LOTZ2021, where stockholders will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number provided on your Notice (as defined below under “Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?”), on your proxy card, or on the instructions that accompanied your proxy materials. Our proxy materials are first being distributed to stockholders on or about April 30, 2021.

Q:
What proposals will be voted on, what is the Board’s voting recommendation, and what are the standards for determining whether a proposal has been approved?

A:
Proposal

	Voting Choices and Board Recommendation	Voting Standard	Effect of Abstention	Effect of Broker Non-Vote
1. Election of Directors
•
Vote “FOR” all nominees

•
Vote “FOR” specific nominees

•
"WITHHOLD" vote for all nominees

•
"WITHHOLD" vote for specific nominees

The Board recommends a vote “FOR” each of the director nominees.
		The three nominees receiving the greatest number of votes cast	No effect	No effect
2. Ratification of Independent Registered Accounting Firm
•
Vote “FOR” the ratification

•
Vote “AGAINST” the ratification

•
Abstain from voting on the ratification

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered accounting firm for 2021.
		Majority of the shares present and entitled to vote	Vote against	Not applicable

Q:
Who is entitled to vote?

A:
All shares owned by you as of the record date, which is the close of business on April 14, 2021, may be voted by you. You may cast one vote per share of our common stock that you held on the record date.

These shares include shares that are:
•
held directly in your name as the stockholder of record; and

•
held for you as the beneficial owner through a broker, bank or other nominee.

On the record date, the Company had 113,670,060 shares of common stock issued and outstanding.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person online during the 2021 annual meeting.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you hold your shares in “street name” and are considered a “beneficial owner” with respect to those shares. These proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the 2021 annual meeting.
Q:
How can I vote my shares and participate at the 2021 annual meeting?

A:
Stockholders may participate in the 2021 annual meeting by visiting the following website: www.virtualshareholdermeeting.com/LOTZ2021. To participate in the 2021 annual meeting, you will need the 16-digit control number provided on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Stockholder of Record. Shares held directly in your name as the stockholder of record may be voted online during the 2021 annual meeting, if you choose to vote your shares online during the 2021 annual meeting, please follow the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/LOTZ2021. You will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Beneficial Owner. If you are a beneficial owner in street name and want to vote your shares online during the 2021 annual meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy and proof of beneficial ownership, such as your most recent account statements as of April 14, 2021, the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Even if you plan to attend the 2021 annual meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the 2021 annual meeting. See “How can I vote my shares without attending the 2021 annual meeting?” below.
The 2021 annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Eastern Daylight Time.
We are holding the 2021 annual meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online during the annual meeting, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Q:
How can I vote my shares without attending the 2021 annual meeting?

A:
Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may vote without attending the 2021 annual meeting in one of the following manners:

By Internet. Go to www.proxyvote.com and follow the instructions. You will need the control number included on your proxy card or voting instruction form;
By Telephone. Dial 1-800-690-6903. You will need the control number included on your proxy card or voting instruction form; or
By Mail. Complete, date and sign your proxy card or voting instruction form and mail it using the enclosed, pre-paid envelope.
If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting stockholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Daylight Time, on June 2, 2021.
Q:
What is the quorum requirement for the 2021 annual meeting?

A:
A quorum of stockholders is necessary to hold the 2021 annual meeting. A quorum at the 2021 annual meeting exists if the holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the 2021 annual meeting are present in person or represented by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker, bank or other nominee is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2021 annual meeting.

Beneficial Owner. If you are a beneficial owner of shares and do not provide the organization (e.g., broker, bank or other nominee) that holds your shares in “street name” with specific voting instructions, the organization that holds your shares may generally vote in its discretion on “routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on “non-routine” matters, such organization cannot vote your shares and will inform the inspector of election that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker, bank or other nominee. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered shares entitled to vote, they will have no effect on the outcome of any proposal other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.
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Routine Matter. The ratification of the appointment of Deloitte as our independent registered public accounting firm for 2021 (Proposal No. 2) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters and, therefore, no broker non-votes will exist in connection with Proposal No. 2.

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Non-Routine Matter. The election of directors (Proposal No. 1) is considered a “non-routine” matter under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters and, therefore, there may be broker non-votes on Proposal No. 1.

Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction forms you receive.

Q:
Who will count the vote?

A:
The votes will be counted by the inspector of election appointed for the 2021 annual meeting.

Q:
Can I revoke my proxy or change my vote?

A:
Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the 2021 annual meeting by:

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providing written notice of revocation to the Secretary of the Company at 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224;

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delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

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attending the 2021 annual meeting online and voting during the meeting, which will automatically cancel any proxy previously granted.

Please note that your attendance at the 2021 annual meeting alone will not cause your previously granted proxy to be revoked unless you vote online during the 2021 annual meeting. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted by you online during the 2021 annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote such shares.
Q:
Who will bear the cost of soliciting proxies for the 2021 annual meeting?

A:
The Company pays the cost of soliciting your proxy and reimburses brokers and others for forwarding to you the proxy materials as beneficial owners of our common stock. The Company’s directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
We have adopted a procedure call “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice and, if applicable, this proxy statement and the Company’s Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.

This procedure reduces our printing and mailing costs and also reduces our impact on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of the Notice or this proxy statement and the Company’s Annual Report, as requested, will be promptly delivered to any stockholder at a shared address to which we delivered a single copy of any of these documents. If you prefer to receive separate copies of the Notice, the proxy statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
If you are a stockholder of record and are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please notify us Broadridge Financial Solutions, Inc. using the mailing address and phone number above. Stockholders who hold shares in “street name” may contact their broker, bank or other nominee to request information about householding.
Q:
How can I obtain a copy of the Annual Report on Form 10-K?

A:
Copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and

Current Report on Form 8-K/A containing our 2020 audited consolidated financial statements, as filed with the SEC, are available to stockholders free of charge on the investor relations page of our website, investors.carlotz.com, or by writing to CarLotz, Inc., Investor Relations, 611 Bainbridge Street, Suite 100, Richmond, Virginia 23224.
Q:
Where can I find the voting results of the 2021 annual meeting?

A:
CarLotz will announce preliminary voting results at the 2021 annual meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the 2021 annual meeting.

Q:
How can I attend the 2021 annual meeting?

A:
The 2021 annual meeting will be a completely virtual meeting of stockholders, which will be conducted through a live audio webcast. There will be no physical meeting location. You are entitled to participate in the annual meeting only if you were a Company stockholder as of the close of business on April 14, 2021 or if you hold a valid proxy for the annual meeting.

You will be able to attend the 2021 annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LOTZ2021. You also will be able to vote your shares online during the annual meeting.
To participate in the 2021 annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanies your proxy materials. Instructions on how to attend and participate in our online meeting, including how to demonstrate proof of stock ownership, are posted on the meeting website.
The meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Daylight Time, and you should allow ample time to log in to the meeting and test your device’s audio capabilities prior to the start of the meeting.
The webcast will be available for replay until midnight on June 3, 2021.
Q:
Why is the 2021 annual meeting virtual?

A:
We are excited to host a virtual annual meeting to provide ease of access, real-time communication and cost savings for our stockholders and the Company. Hosting a virtual meeting facilitates stockholder attendance and participation by enabling stockholders to participate from around the world. In addition, hosting a virtual meeting provides improved communication and cost savings for our stockholders and the Company.

Q:
What if I have technical difficulties or trouble accessing the meeting?

A:
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/LOTZ2021.

611 BAINBRIDGE STREET, SUITE 100 RICHMOND, VA 23224 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LOTZ2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D52815-P56722 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CARLOTZ, INC. The Board of Directors recommends you vote FOR the following proposal: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: ! ! ! 01) David R. Mitchell 02) Luis Ignacio Solorzano Aizpuru 03) Kimberly H. Sheehy The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D52816-P56722 CARLOTZ, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 3, 2021 The stockholder(s) hereby appoint(s) Becca Polak and Tom Stoltz, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CarLotz, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of CarLotz, Inc. (the "Annual Meeting") to be held at 9:00 a.m. EDT on Thursday, June 3, 2021, at www.virtualshareholdermeeting.com/LOTZ2021, and any adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE